UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2006

GenTek Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14789	02-0505547
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

90 East Halsey Road, Parsippany, New Jersey		07054
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	973-515-0900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 26, 2006, GenTek Inc. (the "Company") entered into (i) a First Amendment To First Lien Credit and Guaranty Agreement and Pledge and Security Agreement (the "First Amendment to First Lien") amending the First Lien Credit and Guaranty Agreement and Pledge and Security Agreement dated as of February 28, 2005 by and among the Company, its direct wholly owned subsidiary GenTek Holding, LLC (the "Borrower"), the Guarantors party thereto, the lenders party thereto, Goldman Sachs Credit Partners L.P., as Joint Lead Arranger, Sole Bookrunner and Syndication Agent, Banc of America Securities LLC, as Joint Lead Arranger, General Electric Capital Corporation, as Co-Administrative Agent and Bank of America, N.A., as Collateral Agent and Co-Administrative Agent (jointly, the "First Lien Credit Agreement"); (ii) a First Amendment To Second Lien Credit and Guaranty Agreement (the "First Amendment to Second Lien") amending the Second Lien Credit and Guaranty Agreement dated as of February 28, 2005 by and among the Company, the Borrower, the Guarantors party thereto, the lenders party thereto (the "Second Lien Lenders"), Goldman Sachs Credit Partners L.P., as Joint Lead Arranger, Sole Bookrunner, Syndication Agent, Administrative Agent and Collateral Agent, Banc of America Securities LLC, as Joint Lead Arranger and Bank of America, N.A., as Documentation Agent (the "Second Lien Credit Agreement"), and (iii) a First Amendment to Intercreditor Agreement amending the Intercreditor Agreement dated as of February 28, 2005 by and among Borrower, Bank of America, N.A. and Goldman Sachs Credit Partners L.P., (the First Amendment to First Lien Credit Agreement, the First Amendment to Second Lien Credit Agreement, and the First Amendment to Intercreditor Agreement are hereinafter collectively referred to as the "Amendment Agreements").

In connection with the closing of the Amendment Agreements, the Company paid Banc of America Securities LLC a fee of One Million Dollars for its services in arranging and facilitating the negotiation and consummation of the Amendment Agreements, and a pre-payment fee of approximately Two Hundred Twenty Thousand Dollars to Second Lien Lenders as required under the Second Lien Credit Agreement.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On April 26, 2006, the Company determined that it will be required to record a restructuring charge of approximately $3 million, due to its decision to close its Concord, Ontario, Canada plant facility. Manufacturing activities at this facility will be transferred to other facilities, primarily in Mexico. The transfer of production and closure activities are expected to be completed by December, 2006.

The restructuring charges include termination benefits of approximately $2 million and other closure costs totaling approximately $1 million, substantially all of which are expected to be paid during 2006.

Item 9.01 Financial Statements and Exhibits.

The Company issued a press release on April 26, 2006 announcing the completion of the transactions under the Amendment Agreements as reported in Item 1.01. A copy of the Amendment Agreements are attached to this report as Exhibit 10.1. A copy of the press release is attached to this report as Exhibit 99.1

(c) Exhibits

10.1 First Amendment To First Lien Credit and Guaranty Agreement and Pledge and Security Agreement dated as of April 26, 2006 amending the First Lien Credit and Guaranty Agreement and Pledge and Security Agreement dated as of February 28, 2005 by and among GenTek Inc. ("Holdings"), GenTek Holding, LLC (the "Borrower"), the Guarantors party thereto, the lenders party thereto (the "First Lien Lenders"), Goldman Sachs Credit Partners L.P., as Joint Lead Arranger, Sole Bookrunner and Syndication Agent, Banc of America Securities LLC, as Joint Lead Arranger, General Electric Capital Corporation, as Co-Administrative Agent and Bank of America, N.A., as Collateral Agent and Co-Administrative Agent; First Amendment To Second Lien Credit and Guaranty Agreement dated as of April 26, 2006 amending the Second Lien Credit and Guaranty Agreement dated as of February 28, 2005 by and among Holdings, the Borrower, the Guarantors party thereto, the lenders party thereto (the "Second Lien Lenders"), Goldman Sachs Credit Partners L.P., as Joint Lead Arranger, Sole Bookrunner, Syndication Agent, Administrative Agent and Collateral Agent, Banc of America Securities LLC, as Joint Lead Arranger and Bank of America, N.A., as Documentation Agent (the "Second Lien Credit Agreement"), and First Amendment to Intercreditor Agreement dated as of April 26, 2006 amending the Intercreditor Agreement dated as of February 28, 2005 by and among Borrower, Bank of America, N.A. and Goldman Sachs Credit Partners L.P.

99.1 Press Release dated April 26, 2006 Announcing Repricing of Long Term Debt and $22 Million Debt Redemption.

The information furnished under this Item 9.01 pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GenTek Inc.

April 26, 2006	By:	James Imbriaco

Name: James Imbriaco
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment To First Lien Credit and Guaranty Agreement and Pledge and Security Agreement dated as of April 26, 2006 amending the First Lien Credit and Guaranty Agreement and Pledge and Security Agreement dated as of February 28, 2005 by and among GenTek Inc. ("Holdings"), GenTek Holding, LLC (the "Borrower"), the Guarantors party thereto, the lenders party thereto (the "First Lien Lenders"), Goldman Sachs Credit Partners L.P., Banc of America Securities LLC, General Electric Capital Corporation, Bank of America, N.A.; First Amendment To Second Lien Credit and Guaranty Agreement dated as of April 26, 2006 amending the Second Lien Credit and Guaranty Agreement dated as of February 28, 2005 by and among Holdings, the Borrower, the Guarantors party thereto, the lenders party thereto (the "Second Lien Lenders"), Goldman Sachs Credit Partners L.P., Banc of America Securities LLC, and Bank of America, N.A; and First Amendment to Intercreditor Agreement dated as of April 26, 2006.
99.1	Press Release dated April 26, 2006 Announcing Repricing of Long Term Debt and $22 Million Debt Redemption.